SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2012

CROWN DYNAMICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-169501	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Steve Aninye
5400 Laurel Springs Pkwy
Suite 107
Suwanee GA 30024
Phone number: 1-800-268-1315

 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.
113 Barksdale Professional Center
Newark, DE 19711
Tel. 302-266-9367
(Name, address, including zip code, and telephone number,
Including area code, of agent for service)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CROWN DYNAMICS CORP.
Form 8-K
Current Report

ITEM 3.02.
UNREGISTERED SALES OF EQUITY SECURITIES

On February 23, 2012 Crown Dynamics Corp., a Delaware Corporation (the "Company") issued 50,000 restricted shares of the Company’s common stock to new Board Member Colonel Richard L. Teters Jr. in exchange for future services.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 5.02
DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 23, 2012 the Company appointed Richard L. Teters as a member Board of Directors of the Company.

The biography for Mr. Teters is set forth below:

COLONEL RICHARD L. TETERS, JR.  Since his retirement from the US Army in 1998, Mr. Teters has been a member of the Kennesaw State University faculty. In 1999 he became the first Director of the Center for Industrial Collaboration in the College of Science and Mathematics. In 2008 he founded The Center for Accountable Leaders, a Georgia not-for-profit, which has since become a Coles College center of excellence.  His entrepreneurial interests outside the university include Managing Director, The SciTek Group, LLC,  President of WaterVisions International, Inc., and strategic advisor to several high technology startups. Dick is a fellow of the Corporate Governance Center, has served on the board of directors of The EDGE Connection, and is a former member of The National Science Center’s steering committee. Dick has been serving as a Trustee of the Fulton DeKalb Hospital Authority since 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN DYNAMICS CORP.
Date: February 23, 2012	By: /s/ Steve Aninye
Steve Aninye
Chief Executive Officer

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